Exhibit 99.1 Emerson Orders Update June 17, 2020 Forward-Looking and Cautionary Statements in these slides that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impact of the COVID-19 pandemic as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation. 1

Emerson Underlying Order Trends
Trailing 3-Month Average vs. Prior Year



2016
2017
2018
2019
2020
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
Automation Solutions
Emerson
Commercial & Residential Solutions
2H Expectation
(20%)-(10%)
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20

	Trailing 3M		
Underlying % Chg.	Mar	Apr	May
Automation Solutions	~(1%)	~(7%)	~(13%)
Commercial & Resi.	~(5%)	~(15%)	~(20%)
Emerson	~(3%)	~(10%)	~(15%)

Percentage change versus prior year; underlying trailing three-month averages, excluding acquisitions, divestitures and currency translation

Orders data includes the Valves & Controls acquisition results in all periods presented, including on a pro forma basis for periods prior to the acquisition close April 28, 2017.

2

Emerson Automation Solutions
Trailing 3-Month Underlying Orders: Down ~13%

North America

Mar	Apr	May	T3M
~(5%)	~(30%)	~(30%)	~(20%)

- Oil & gas production curtailments impacting spend
- Overall COVID-19 declines partially offset by favorable demand in life sciences, medical and food & beverage
- Increase in power maintenance outages supporting KOB3 while most hydrocarbon outages delayed to fall season

Europe

Mar	Apr	May	T3M
~(5%)	~(20%)	~(10%)	~(10%)

- Early signs of stabilization
- Steady chemical investments in northern and central EU, and some LNG and nuclear project demand in southern EU
- Success with competitive displacement wins
- Renewable biomass investments accelerating

Middle East & Africa

Mar	Apr	May	T3M
~40%	~(20%)	~(15%)	~5%

- Broad oil & gas slowdown in Kuwait, Iraq and Oman
- Hydrocarbon value chain projects continue to move forward in Saudi Arabia and UAE

Latin America

Mar	Apr	May	T3M
~10%	~(25%)	~(30%)	~(15%)

- Broad COVID-19 business closures
- Challenging YoY comparisons in Mexico oil & gas segment
- Modest growth in Chile metals & mining and Brazil midstream sectors

Asia Pacific

Mar	Apr	May	T3M
~5%	~(10%)	~(5%)	~(5%)

- **China** T3M orders down ~5%
- Oil & gas and automotive contraction across region
- Recent chemical momentum in China, India and Singapore
- Labor shortages drive workforce efficiency improvements and remote services demand
- KOB3 Orders stable with strength in Specialty Chemical

Early Signs of Stabilization in Most World Areas
Continues to Support Q3 Orders Trough -- Closely Watching North America for Trough

3

Emerson Commercial & Residential Solutions
Trailing 3-Month Underlying Orders: Down ~20%

North America

Mar	Apr	May	T3M
~flat	~(40%)	~(20%)	~(20%)

- Commercial construction and cold chain demand remain dampened due to COVID-19
- Professional tools demand stable, but at low level
- Home improvement activity remains steady
- Slow early cooling season in residential HVAC

Europe

Mar	Apr	May	T3M
~5%	~(25%)	~(25%)	~(15%)

- Commercial HVAC and professional tools remain weak
- Residential heat pump market remains steady despite COVID-19 downturn

Middle East & Africa

Mar	Apr	May	T3M
~10%	~(40%)	~(45%)	~(20%)

- COVID-19 economic recovery and reopening delays negatively impact orders momentum
- Availability of labor for projects remains a challenge

Latin America

Mar	Apr	May	T3M
~10%	~(55%)	~(35%)	~(30%)

- COVID-19 case growth in Brazil and Peru heavily impacting demand

Asia Pacific

Mar	Apr	May	T3M
~(15%)	~(15%)	~(30%)	~(20%)

- **China** T3M orders down ~10%, with stimulus expected to bolster near term demand
- Commercial AC showing early signs of stabilization
- India slow COVID-19 reopening after prolonged lockdown

Sequential Order Activity Showing Early Signs of Stabilizing in Most World Areas -- Overall, Home Improvement Is Holding While Commercial Markets Remain Weak

4